               CURTIS MATHES HOLDING CORPORATION

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held October 9, 1997

To the Shareholders of CURTIS MATHES HOLDING CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Curtis Mathes Holding Corporation, a Texas corporation, (the "Company"), will be held at La Quinta Inn, 14925 Landmark Boulevard, Addison, Texas 75240 on October 9, 1997, at 4:30 P.M., Texas time, for the following purposes:

     1. To elect directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

     2. To ratify and approve the appointment of King Griffin & Adamson P.C., formerly known as King, Burns & Company, P.C., as independent auditors for the Company for fiscal year ended June 30, 1997;

     3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof (the "Annual Meeting.")

     Only those Shareholders of record at the close of business on August 29, 1997 will be entitled to receive notice of, and vote at the meeting.

     Your attention is called to the enclosed Proxy Statement.

                              By Order of the Board of Directors,

                              /s/ Billy J. Robinson

                              Billy J. Robinson
                              Secretary

Dallas, Texas
September 4, 1997

                CURTIS MATHES HOLDING CORPORATION
                       10911 Petal Street
                      Dallas, Texas  75238
                         (214 503-8880

                        PROXY STATEMENT

                 Annual Meeting of Shareholders
                        October 9, 1997

                          INTRODUCTION

     This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of Curtis Mathes Holding Corporation (the "Company") on or about September 3, 1997, in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, October 9, 1997, at La Quinta Inn, 14925 Landmark Boulevard, Addison, Texas 75240 commencing at 4:30 P.M., Dallas time, and any postponement or adjournment thereof.

     The Company's Annual Report on Form 10-K, without exhibits, accompanies this Proxy Statement. The Company will furnish a copy of any exhibit upon payment of the Company's reasonable expenses in furnishing such exhibit. Requests for a copy of any exhibit should be addressed to:
Billy J. Robinson, Corporate Secretary, Curtis Mathes Holding Corporation, 10911 Petal Street, Dallas, Texas 75238.

                       PROXY SOLICITATION

     When proxies in the accompanying form are properly executed and returned, the shares that they represent will be voted at the Annual Meeting in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR the election of the nominee for director named in the proxy, FOR the proposal to amend the Company's Articles of Incorporation, and FOR the proposal to ratify and approve the appointment of King Griffin & Adamson P.C., formerly known as King, Burns & Company, P.C., as independent auditors of the Company for its fiscal year ended June 30, 1997. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy in accordance with their judgment on those matters. The persons named as proxies in the accompanying form of proxy were selected by the Board of Directors.

     Any shareholder giving a proxy has the power to revoke it at any time by written notice given to and received by the Secretary of the Company prior to the Annual Meeting, or any postponement or adjournment thereof, or upon request if the shareholder is present at the Annual Meeting and chooses to vote in person. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy and return it promptly in the accompanying envelope in order to be sure that your shares will be voted at the Annual Meeting.

     The Company is making the solicitation of proxies and will bear the expense. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and employees of the Company by telephone, telecopy, telegraph or in person. No additional compensation will be paid to such persons for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees and fiduciaries and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies.

               VOTING SECURITIES AND RECORD DATE

     Only holders of record of shares of the common stock, $0.01 par value, of the Company (the "Common Stock") as of the close of business on August 29, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 40,612,279 shares of the Common Stock issued and outstanding. The Common Stock is the only class of voting securities of the Company issued and outstanding. Each shareholder of record in this class at the close of business on the Record Date is entitled at the Annual Meeting to one vote for each share of the Common Stock held. As provided in the Company's Articles of Incorporation, there is no cumulative voting.

                SECURITY OWNERSHIP OF MANAGEMENT
                 AND CERTAIN BENEFICIAL OWNERS

     The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of the Record Date, by the directors of the Company, by the executive officers of the Company named in the table under "Summary Compensation Table," by a shareholder known to the Company to own beneficially more than five percent of the outstanding shares of the Common Stock , and by all directors and executive officers of the Company as a group. Each of the persons listed in the following table has sole voting and investment power as to all shares indicated except as set forth in the notes to the table.

                                   Number of Shares
     Name and Address              Amount and Nature        Percent
     of Beneficial Owner           of Beneficial Ownership  of Class

5% Beneficial Owners

     Patrick A. Custer             2,498,615(1)             6.13%
     P. O. Box 802808
     Dallas, Texas 75380-2808
     D. Ronald Allen               2,010,165(2)             4.75%
     10911 Petal Street, Suite 105
     Dallas, TX  75238

     Custer Company, Inc.          2,026,515(3)             4.98%
     P.O. Box 802808
     Dallas, TX  75380-2808

     Geninvest, S.A.               3,627,333(4)               8.20%
     c/o Lewis D. Rowe, Director
     P.O. Box 1561
     Zephyr House, Mary Street,
     Grand Cayman, British West Indies

Directors

     Patrick A. Custer             2,498,615(1)               6.13%
     Edward M. Warren                227,500(5)               0.56%
     Billy J. Robinson               102,500(6)               0.25%
     Bernard S. Appel                 75,000(7)               0.18%

Executive Officers

     Patrick A. Custer             2,498,615(1)               6.13%
     Billy J. Robinson               102,500(6)               0.25%

All Directors and Executive
     Officers as a Group           3,075,715(8)               7.50%

(1) Includes 175,000 shares owned outright by Mr. Custer; 50,000 shares issuable to Mr. Custer upon exercise of vested nonstatutory Employee Stock Options; 1,906,515 shares held of record by Custer Company, Inc., a family trust, over which Mr. Custer exercises voting control; 120,000 shares issuable to Custer Company, Inc. upon exercise of warrants; 237,500 shares owned by his wife; 9,400 shares held by his wife for the benefit of his minor daughter; and 100 shares each owned by his two sons.

(2) Includes 120,000 shares owned by Winterstone Management Company, which is controlled by Mr. Allen; 149,365 shares owned outright, and 805,600 shares issuable upon exercise of warrants held by Associates Funding Group, Inc., which is controlled by Mr. Allen; and 935,200 shares issuable upon exercise of warrants held by QAG, Inc., which is controlled by Mr. Allen.

(3)  Includes 120,000 shares issuable upon exercise of warrants.

(4)  Issuable upon exercise of warrants.

(5) Includes 202,500 shares owned outright, and 25,000 shares issuable to Mr. Warren upon exercise of stock options.

(6) Includes 65,000 shares owned outright, and 37,500 shares issuable to Mr. Robinson upon exercise of vested nonstatutory Employee Stock Options. Shares are held in escrow to be earned over four year term of employment, but over which Mr. Robinson has voting rights.

(7) Includes 50,000 shares owned outright, and 25,000 shares issuable to Mr. Appel upon exercise of stock options.

(8) Includes 2,903,615 shares beneficially owned by all directors. Also includes 15,000 shares owned outright, and 57,500 shares issuable to Mr. Richardson upon exercise of vested nonstatutory Employee Stock Options. Also includes 10,000 shares owned outright, and 51,100 shares issuable to Mr. Park upon exercise of vested nonstatutory Employee Stock Options. Also includes 1,000 shares owned outright, and 37,500 shares issuable to Mr. O'Mara upon exercise of vested nonstatutory Employee Stock Options.

                     ELECTION OF DIRECTORS

     Four directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. All of the nominees are currently directors of the Company.

     The Board of Directors' nominees for the office of director are as follows:

Name                      Age           Position Held With the Company

Patrick A. Custer(1)       48           Chairman of the Board, President
                                        and Chief Executive Officer

Billy J. Robinson          49           Director, Vice President,
                                        Secretary and General Counsel

Edward M. Warren(1)        56           Director

Bernard S. Appel(1)        65           Director
____________________

(1)  Member of the Audit Committee.

Nominees for Director

     Patrick A. Custer, 48, is the Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Custer served as a director of the Company from 1984 to 1985, and from 1987 until the present. He served as President and Chief Executive Officer of the Company from 1984 to 1985 and from September, 1992 until the present. From 1986 until 1990, Mr. Custer was an international business consultant for Park Central Funding (Guernsey), Ltd. From 1978 until 1982, Mr. Custer was a general securities principal and worked for a major brokerage firm as a corporate finance specialist and was owner of his own brokerage firm. He was responsible for structuring and funding IPO's, real estate, energy companies, and numerous high-tech start-up companies. Mr. Custer is a graduate of Texas Tech University in Finance and Management, with additional studies in Electrical Engineering and master studies in Finance.

     Edward M. Warren, 56, has been a director of the Company since September, 1992. Since 1980, he has been the Registered Principal and Branch Manager for a major securities firm in Albany New York. He is also a Financial Consultant, having presented numerous financial seminars over the years throughout eastern New York and western New England. He is a co-founder of the Coronado Group, which provides professional services to the financial community, such as the analysis of economic and market conditions, review of financial products, exchange of marketing ideas, and continuing evaluation and recommendation of asset allocation models. Mr. Warren received his undergraduate degree from Williams College and holds a Master of Arts degree from Harvard University.

     Billy J. Robinson, 49, has been a director of the Company since March, 1994. He has also served as Vice President/ General Counsel of the Company since October, 1993, and as Secretary of the Company since June, 1994. Mr. Robinson has over eighteen years legal experience, representing banks and other financial institutions, with a concentration in commercial transactions and real estate. Mr. Robinson is admitted to practice before the United States Supreme Court, the United States District Court for the Northern District of Texas and the District of New Mexico, and is licensed to practice before all state courts in Texas and New Mexico. Mr. Robinson is a certified Mediator in the State of Texas and is the author of the 1994-95 Real Estate Law Correspondence Course for the Texas Tech University Paralegal Certification Program.

     Bernard S. Appel, 65, has been a director of the Company since February, 1995. He has enjoyed a career of 34 years with Radio Shack, holding every key merchandising and marketing position, culminating with his promotion to president in 1984. In 1992 he was promoted to Chairman of Radio Shack and Senior Vice President of Tandy Corporation. Since August, 1993, Mr. Appel has operated the private consulting firm of Appel Associates, focusing upon consumer electronics product development, marketing and distribution. He is a director of IRG Technologies, Inc., a company with a class of securities registered pursuant to section 12 of the Exchange Act of 1934.

Executive Officers

     F. Shelton Richardson, Jr., 38, has been Vice President/ Chief Financial Officer of the Company since February, 1995. He has been strategically involved in the restructuring of the Company from a commodity manufacturer of consumer electronics products to a technologically advanced mainstream developer of Internet access products. In addition, Mr. Richardson has been instrumental in the design, development and implementation of Curtis Mathes Xpressway, the Company's largest potential revenue source. From February, 1990 to
February, 1995 he was Chief Financial Officer of Captivision, Inc., a consulting firm specializing in electronics and telecommunications ventures. From January, 1987 to February, 1990 he was the Controller for the law firm of Ryan & Smith. Mr. Richardson holds a Bachelor of Science degree in Accounting and Taxation from the University of Houston and a Master of Business Administration from Houston Baptist University.

     Thomas W. (Bill) Park, 61, has been Vice President/ Chief Operating Officer of subsidiary Curtis Mathes Corporation (CMC) since October 3, 1994; has been Vice President/ Chief Operating Officer of subsidiary Curtis Mathes Marketing Corporation (CMMC) since July 1, 1995; and has been Vice President/ Chief Operating Officer of subsidiary Curtis Mathes Xpressway Corporation (CMX) since January 10, 1997. Mr. Park is responsible for the initial development of product and all phases through the manufacturing process for the new uniView line of products. The securing of strategic technological partners is also an important area of his responsibility. He enjoyed a career of 29 years with CMC, before leaving in August, 1993 for a position as Vice President of Benelec Corporation, an international trading company dealing in electronics, medical supplies, and other products. From August, 1993 until his return to the company in 1994, Mr. Park continued to make his knowledge and experience available to CMC as a consultant. During his career with CMC, he served in various positions with the company, beginning as an Office Manager/ Cost Accountant in 1964 and culminating as Executive Vice President in 1985, in which capacity he served until 1993. Mr. Park has traveled extensively and maintains valuable business contacts in Europe and Asia. He holds a Bachelor of Business Administration degree in Finance from the University of Texas.

     Thomas P. O'Mara, 37, joined the Company in August, 1996, and in April, 1997 was promoted to Vice President/ Sales and Marketing of subsidiaries Curtis Mathes Marketing Corporation (CMMC) and Curtis Mathes Xpressway Corporation (CMX), bringing with him more than 14 years of experience in the consumer electronics industry. Mr. O'Mara is responsible for management of the Company's domestic and international sales force. He also oversees all marketing and advertising strategy for all of the Company's products, including uniView and the Curtis Mathes Xpressway. In addition, Mr. O'Mara has applied his broad technology expertise in the actual development, design and execution of uniView and the Curtis Mathes Xpressway. He also supervises corporate marketing and communications, channel partner programs, and strategic alliance programs. Prior to joining the Company, O'Mara was a regional sales manager for the car electronics division of Pioneer Electronics. During his 13-year tenure with Pioneer, he was directly involved in sales and marketing aspects for the majority of all of Pioneer's consumer electronics products. Mr. O'Mara received a bachelor of business administration degree in accounting from LaSalle University (Philadelphia, Pa.).

Transactions with Management and Others

     In January 1997 the Company and a limited partnership, CMLP Group, Ltd., entered into a Joint Venture Agreement relating to the acquisition and development of certain real estate as the future site of the Company's corporate offices. The initial capital of the joint venture consisted of $276,285.27 contributed by CMLP Group, Ltd. and $354,000 contributed by the Company. No further action has been taken in furtherance of this project. The Company expects to pursue completion of this project according to the future needs and financial resources of the Company. Members of CMLP Group, Ltd. include Custer Company, Inc., Billy
J. Robinson, F. Shelton Richardson, Jr., Neal J. Katz, Thomas W. (Bill) Park, and Thomas P. O'Mara.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the 1934 Act ("Section 16(a)"), requires the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% Owners") to file reports of beneficial ownership of the Company's securities and changes in such beneficial ownership with the Securities and Exchange Commission ("Commission"). Directors, executive officers and 10% Owners are also required by rules promulgated by the Commission to furnish the Company with copies of all forms they file pursuant to
Section 16(a).

     Based solely upon a review of the copies of the forms filed pursuant to Section 16(a) furnished to the Company, or written representations that no year-end Form 5 filings were required for transactions occurring during fiscal year ended June 30, 1997, the Company believes that during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its directors, executive officers and 10% Owners were complied with.

Nominations for Election to the Board of Directors

     The Company does not have a nominating committee, The Board of Directors considers persons who would be eligible or desirable for membership on the Board of Directors and potential nominees are solicited. Information is obtained with respect to all such potential nominees and evaluations are made by the Board of Directors, which then decides who to nominate for the position of director.

Meetings and Committees of the Board of Directors

     During fiscal year ended June 30, 1997, all Board action was taken by unanimous consent of the Directors, except for action taken in meetings attended by all directors held on September 19, 1996, October 28, 1996, and May 1, 1997.

     The Audit Committee reviews the scope and results of the Company's annual audit, receives any suggestions from the independent auditors concerning improvements in the Company's accounting practices and procedures, and reviews other professional services furnished by the independent auditors. The Audit Committee is currently comprised of
Patrick A. Custer, Edward M. Warren, and Bernard S. Appel. This committee met once during the last fiscal year to review and approve the independent auditors' report for fiscal year ended June 30, 1996. The members also consulted on an ongoing basis and as necessary during the last fiscal year.
     A compensation advisory committee, consisting of Patrick A. Custer, Billy J. Robinson, and F. Shelton Richardson, Jr., advises the Board concerning certain aspects of executive compensation. This committee met once at the beginning of the last fiscal year to consider compensation packages for executives and employees.

            COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
     The following table summarizes the compensation paid over the last three completed fiscal years to the Company's Chief Executive Officer and any other executive officer of the Company who received compensation of $100,000 or more during the fiscal year ended June 30, 1997.

                                                               Long Term Compensation
                           Annual Compensation                 Awards                       Payouts

(a)               (b)      (c)       (d)      (e)              (f)          (g)             (h)      (i)

                                                                                                     All
                                                                                                     Other
Name and          Year                        Other            Restricted   Securities      LTIP     Compen-
Principal         Ended                       Annual           Stock        Underlying      Payouts  sation
Position          Jun. 30  Salary($) Bonus($) Compensation($)  Award(s)($)  Options/SARs(#)  ($)      ($)
Patrick A. Custer 1997     151,310   11,200   12,000             -0-        400,000          -0-      -0-
  Chairman of the 1996     102,692    -0-     12,000           59,750         -0-            -0-      -0-
  Board and CEO   1995     121,458    -0-     12,308             -0-          -0-            -0-      -0-

Billy J. Robinson 1997     110,481   11,200   27,500           43,625       150,000          -0-      -0-
  Vice President, 1996      72,981    -0-     27,500           79,475         -0-            -0-      -0-
  General Counsel 1995      83,937    -0-     32,776           43,625         -0-            -0-      -0-

                  Option/SAR Grants in Last Fiscal Year

      The following table shows all individual grants of stock options to the named executive officers during the fiscal year ended June 30, 1997.
                                                                               Grant Date
                   Individual Grants                                           Value
                   -------------------------------------------------------     ----------
(a)                (b)         (c)          (d)                 (e)            (f)

                   Number of   % of Total
                   Securities  Options/
                   Underlying  SARs
Name and           Options/    Granted to   Exercise  Market                   Grant
Principal          SARs        Employees    or Base   Price on                 Date
Position           Granted     in Fiscal    Price     the Date  Expiration     Present
                   (#)(1)(2)   Year(2)      ($/Sh)    of Grant  Date           Value(3)
Patrick A. Custer
Chairman of the
Board and CEO      400,000     40%          $0.94     $1.34     April 6, 2002  $231,960
Billy J. Robinson
Vice President
and General
Counsel            150,000     15%          $0.94     $1.34     April 6, 2002  $ 92,420

(1) Options have a five-year life, vest in increments over two and one-half years and are priced at seventy (70%) percent of the average trading price of the Common Stock, as reported by NASDAQ, for the five (5) trading days immediately preceding the date of grant.

(2)  The Company has not made any grants of SARs.

(3) The options were valued as of April 7, 1997 using the SFAS 123 - Black Scholes Option Pricing Model, assuming expected volatility of 60%, a 6% risk-free rate of return, 0% dividend yield, and time of exercise of 4.75 years. (Please refer to Note 11 on page F-30 of the Notes to Consolidated Financial Statements in this Form 10-K for further information concerning pricing of options.)

           Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

      The following table shows aggregate exercises of options (or tandem stock appreciation rights) and freestanding stock appreciation rights during the fiscal year ended June 30, 1997 by each of the named executive officers.

(a)                (b)          (c)       (d)                 (e)

                                          Number of
                                          Securities          Value of
                                          Underlying          Unexercised
                                          Unexercised         In-the-Money
                                          Options/SARs at     Options/SARs at
                                          FY-End (#)(2)       FY-End ($)(2)(3)
Name and           Shares       Value
Principal          Acquired     Realized  Exercisable (E)/    Exercisable/
Position           on Exercise  ($)(1)    Unexercisable (U)   Unexercisable
--------           -----------  ------    -----------------   -------------
Patrick A. Custer
Chairman  of the   50,000       7,000      50,000 (E)         --
Board and CEO                             300,000 (U)         --

Billy J. Robinson
Vice President
and General                                 37,500 (E)        --
Counsel            --           --         112,500 (U)        --

(1) Amount shown is based upon the average of the closing bid and closing asked price per share of the Company's Common Stock on the Nasdaq SmallCap Market on the date of exercise, June 13, 1997, which was $1.08.

(2)  The Company has not made any grants of SARs.

(3) On June 30, 1997 the options were not considered "in-the-money," as the fair market value of the underlying securities on that date ($0.89) did not exceed the exercise price of the options.

Compensation of Directors

     None of the inside directors are paid compensation as such, except for services performed in another capacity, such as an executive officer of the Company. The outside directors of the Company are paid $500 per meeting, plus their expenses for attending Board of Director meetings. The Company additionally granted each of the two outside directors stock options to purchase 75,000 shares of Common Stock of the Company. The options have a five-year life, vest in increments over two years and are priced at seventy (70%) percent of the average trading price of the Common Stock, as reported by NASDAQ, for the five (5) trading days immediately preceding the date of grant. The exercise price of the options is $0.94 per share and the market price of the Common Stock on the date of grant, April 7, 1997, was $1.34 per share.

Compensation Committee Interlocks and Insider Participation

     Mr. Custer, Mr. Robinson, and Mr. Richardson participated in advising the Company's Board of Directors concerning certain aspects of executive officer compensation during the last completed fiscal year. Mr. Custer is Chairman of the Board, President and Chief Executive Officer of the Company; Mr. Robinson is Vice President, Secretary,
General Counsel, and a Director; and Mr. Richardson is Vice President, Chief Financial Officer.

Board of Directors Report on Executive Compensation

Executive Compensation

     The Company has structured its executive compensation program within the financial framework of the Company with a goal of attracting and retaining high-quality executive talent. The executive compensation program consists generally of base salary and employee benefits. The
Company reviews its compensation programs periodically and compares its pay practices with other similar companies and with companies staffed with similarly-skilled executives. During the first fiscal quarter of each year, the Company reviews salary increases for the current year and, considering the Company's financial performance and each executive officer's perceived contribution to that performance, salaries are set accordingly.

Chief Executive Officer

     For the year ended June 30, 1997, Mr. Custer received $174,510 and nonstatutory employee stock options, the vested portion of which was valued at $47,119, for his services as President and Chief Executive Officer of the Company. The factors the Company considered in setting his compensation include Mr. Custer's leadership in restructuring the Company, his contribution to the strategic focus and financial positioning of the Company, and included a consideration of his responsibilities, experience, and skills.

          Patrick A. Custer (Chairman)    Billy J. Robinson
          Edward M. Warren                F. Shelton Richardson, Jr.
          Bernard S. Appel

           The foregoing report is not incorporated by reference in any prior or future filings of the Company under the Securities Act of 1933, as amended (the "1933 Act"), or under the Securities Exchange Act of 1934, as amended (the "1934 Act"), unless the Company specifically incorporates the report by reference and the report shall not otherwise be deemed filed under such Acts.

Performance Graph

     The following graph compares total stockholder returns of the Company since December 31, 1992 to two indices: a Composite Market Index which includes the NASDAQ Market (the "Broad Market") and the companies classified under S.I.C. code 3651 for consumer electronics (Household Audio and Video Equipment) (the "Industry Index"). The total return for the Company's stock and for each index assumes the reinvestment of dividends, although dividends have never been declared on the Company's stock. The Broad Market tracks the aggregate price performance of equity securities of all companies traded on the various exchanges, including the NASDAQ Market. The Industry Index tracks the aggregate price performance of equity securities of companies traded on the various exchanges, including the NASDAQ Market, which are grouped under S.I.C. code 3651 for consumer electronics (Household Audio and Video Equipment.)

     The graph should be viewed in the context of the disposition of Southwest Memory, Inc. by the Company during fiscal year ended June 30, 1995, the reduction in the commodity business operations of the Curtis Mathes Corporation subsidiary during fiscal year ended June 30, 1996, and the introduction during fiscal year ended June 30, 1997 of the Company's technologically advanced Internet access products, the Curtis Mathes uniViewT and the Curtis Mathes XpresswayT Internet Service Provider and Online Service. Accordingly, the indications of the graph may not necessarily indicate future performance of the Company.

          1/1/93   6/30/93  6/30/94   6/30/95  6/30/96   6/30/97

Curtis    100.00    200.00   576.00    138.00   276.00    182.00
Mathes

SIC Code  100.00    120.64   179.75    148.15   182.14    213.06

NASDAQ    100.00    111.94   122.75    143.96   181.22    218.30
Market

For a meaningful comparison of the Company's stock performance with that of similar companies, December 31, 1992 was chosen as the beginning date for the comparison. Characterization of the primary business activity of the Company as consumer electronics began with the acquisition of Southwest Memory, Inc. in December, 1992. Before then, the Company was essentially dormant and comparison of the performance of its stock before that date would have limited application.

     The foregoing graph is not incorporated in any prior or future filings of the Company under the 1933 Act or the 1934 Act, unless the Company specifically incorporates the graph by reference, and the graph shall not otherwise be deemed filed under such Acts.

                 INDEPENDENT PUBLIC ACCOUNTANTS

Current Appointment

     King Griffin & Adamson P.C., formerly known as King, Burns & Company, P.C., has been appointed to serve as the principal accountant for the current year, subject to ratification of such appointment by the shareholders. King Griffin & Adamson P.C. has served as the Company's independent public accountants since October, 1994.

     A representative of King Griffin & Adamson, P.C. is expected to be present at the shareholders meeting and will have an opportunity to make a statement if they desire to do so and are expected also to be available to respond to appropriate questions.

                    QUORUM AND REQUIRED VOTE

     A majority of the issued and outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. An affirmative vote of a majority of the shareholders represented in person or by proxy at a meeting at which a quorum is present is required for approval of a matter or for election of a director. Voting will be by written ballot.

     Under Texas law and under the Company's Articles of Incorporation and Bylaws, shares of the Common Stock represented in person or by proxy at the Annual Meeting which abstain from voting on any matter are considered as being represented at the Annual Meeting and entitled to vote on that matter. Such shares are therefore counted for the purpose of establishing a quorum and also for establishing the minimum number of votes required to approve any matter. As a result, such an abstention from voting has the same legal effect as a vote "AGAINST" the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. "Broker non-votes" and proxies that simply withhold the authority to vote are not considered as being represented at the Annual Meeting and are therefore not counted in establishing a quorum or the minimum number of votes required to approve any matter.

               DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for action at the next annual meeting of shareholders must forward a copy of such proposal to the Secretary of the Company. Any such proposal must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by May 19, 1998. Shareholder proposals may be excluded from the Company's proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, provided certain conditions are met.

                         OTHER MATTERS

     Management of the company does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with their own judgment on such matters.

     ALL PROXIES IN THE ACCOMPANYING FORM PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS GIVEN, SUCH PROXIES PROPERLY EXECUTED WILL BE VOTED "FOR" ALL NOMINEES AND "FOR" ALL PROPOSALS SET FORTH HEREIN.

                                   By Order of the Board of Directors,

                                   /s/ Billy J. Robinson

                                   Billy J. Robinson
                                   Secretary
September 4, 1997
Dallas, Texas

                       ADDENDUM - FORM OF PROXY

                    CURTIS MATHES HOLDING CORPORATION
           PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                          October 9, 1997

The undersigned, having received the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended June 30, 1997, hereby appoint(s) Neal J. Katz and Thomas W. (Bill) Park and each of them, proxies to represent the undersigned, with full power of substitution, at the Annual Meeting of Shareholders of Curtis Mathes Holding Corporation, to be held on Thursday, October 9, 1997, at 4:30 P.M., Dallas time, at La Quinta Inn, 14925 Landmark Boulevard, Addison, Texas 75240 and at any and all postponements or adjournments thereof:

     The directors recommend a vote FOR the election of all nominees and a vote FOR all of the proposals.

1.   Election of Directors:  Patrick A. Custer, Edward M. Warren,
                             Billy J. Robinson, and Bernard S. Appel

     FOR all nominees listed above [ ]           WITHHOLD AUTHORITY [ ]
     (except  as marked to the contrary above)   to vote for all
                                                 nominees listed above

Instruction: To withhold authority to vote for any individual nominee, strike a line through the name of nominee in the list above. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

2. To ratify the appointment of King Griffin & Adamson P.C., formerly known as King, Burns & Company, P.C., as the Company's independent auditors for the fiscal year ended June 30, 1997.

     FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

3. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

     Unless otherwise specified in the squares provided, the proxies shall vote FOR the election of all of the nominees listed in Proposal #1 above, and FOR Proposal #2.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

              (continued and to be signed on reverse side.)

                    (continued from other side)

Please sign exactly as name appears below.

Dated:    ________________________
                                   When shares are held by joint tenants,
                                   both  should  sign.  When  signing  as
                                   attorney,   executor,   administrator,
                                   trustee  or guardian please give  full
                                   title  as  such.   If  a  corporation,
                                   please sign in full corporate name  by
                                   President or other authorized  person.
                                   If  a partnership, please sign in full
                                   partnership name by authorized person.


                                   ______________________________
                                      (Signature)(Title)

                                   ______________________________
                                      (Signature if held jointly)

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                  USING THE ENCLOSED ENVELOPE.